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                                                                     EXHIBIT 4.1


COMMON STOCK                                               COMMON STOCK
                                    [LOGO]
NUMBER                                                     SHARES

                                                      CUSIP 55272T 10 1

INCORPORATED UNDER THE LAWS                               SEE REVERSE
 OF THE STATE OF DELAWARE                           FOR CERTAIN DEFINITIONS


THIS CERTIFIES that


is the registered holder of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                               $.01 PAR VALUE, OF

                        MFS COMMUNICATIONS COMPANY, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                        MFS COMMUNICATIONS COMPANY, INC.
      COUNTERSIGNED AND REGISTERED
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
        (JERSEY CITY, NEW JERSEY)
            TRANSFER AGENT
            AND REGISTRAR
                                   CORPORATE
                                      SEAL

BY                             /s/ James Q. Crowe      /s/ Terrence J. Ferguson
     AUTHORIZED SIGNATURE      CHAIRMAN AND            SECRETARY
                               CHIEF EXECUTIVE
                               OFFICER
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                        MFS COMMUNICATIONS COMPANY, INC.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common        UNIF GIFT MIN ACT --
TEN ENT -- as tenants by the           ______Custodian_______
           entireties                 (Cust)          (Minor)
                                      under Uniform Gifts to Minors
                                      Act______________________
                                                (State)
JT TEN -- as joint tenants with
          right of survivorship
          and not as tenants in
          common

    Additional abbreviations may also be used though not in the above list.


    For value received, ___________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

___________________________________

_______________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________
_______________________________________________________________________________

___________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ___________________________


                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.
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Signature(s) Guaranteed:

________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between MFS Communications Company, Inc. (the "Company") and Continental Stock Transfer & Trust Company (the "Rights Agent") dated as of September 30, 1995 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

0135462.01